SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2001


                         Union Pacific Corporation
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       (Exact Name of Registrant as Specified in its Charter)


       Utah                     1-6075                  13-2626465
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  (State or Other            (Commission             (I.R.S. Employer
   Jurisdiction of            File Number)          Identification No.)
    Incorporation)

            1416 Dodge Street, Omaha, Nebraska             68179
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         (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:  (402) 271-5777


                                     N/A

      (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
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        Attached  as an Exhibit  is the Press  Release  issued by Union  Pacific
Corporation on January 18, 2001 announcing Union Pacific Corporation's financial results for the fourth quarter of 2000, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)    Exhibits.
               --------

                  99 Press Release dated January 18, 2001 announcing Union Pacific Corporation's financial results for the fourth quarter of 2000.

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2001


                            UNION PACIFIC CORPORATION

                             By: /s/ James R. Young
                                James R. Young
                                Executive Vice President - Finance


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                                         EXHIBIT INDEX

        Exhibit Description

        99 Press Release dated January 18, 2001 announcing Union Pacific Corporation's financial results for the fourth quarter of 2000.